As filed with the Securities and Exchange Commission on [●], 2024

1933 Act File No. 333-280987

1940 Act File No. 811-23988

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒
(Check appropriate box or boxes)

Arca Open-End Fund Trust

(Exact Name of Registrant as Specified in Charter)

4551 Glencoe Avenue

Marina del Rey, California 90292

(Address of Principal Executive Offices)

888-526-1997
(Registrant’s Telephone Number, including Area Code)

Philip Liu, Esq. Arca Capital Management, LLC 4551 Glencoe Avenue Marina del Rey, California 90292	Kelley A. Howes, Esq. Morrison & Foerster LLP 370 17th Street, Suite 4200 Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED OCTOBER 4, 2024

Prospectus

Arca Open-End U.S. Treasury Fund

Arca Open-End Fund Trust

[●], 2024

Ticker: [TFUND]

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Information about the Fund you should know before investing

Fund Details

More information on the Fund’s investment policies, practices and risks

Investment Goal	6
Principal Investment Policies and Practices	6
Principal Risks	7
Use of Blockchain	10
Management of the Fund	13
Legal Proceedings	15
Distributions and Taxes	16

Your Account

Information about account transactions and services

Buying Shares	18
Investor Services	19
Redeeming Shares	19
Exchanging Shares	19
Account Policies	20

For More Information

Where to learn more about the Fund

Back Cover

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Fund Summary

Investment Goal

The Fund will seek to provide investors with a high level of current income, consistent with preservation of shareholders’ capital and liquidity.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	[●]%
Distribution and service (12b-1) fees	[●]%
Other expenses	[●]%
Total annual Fund operating expenses	[●]%
Fee waiver and/or expense reimbursement[1]	[●]%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	[●]%

[1]	The Adviser has agreed to waive fees and/or reimburse operating expenses (excluding certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed [●]% until [DATE]. During the term, the fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of the termination date or to lower the waiver and expense limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Arca Open-End U.S. Treasury Fund	$[●]	$[●]

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of U.S. Treasury securities, including repurchase agreements collateralized with U.S. Treasury securities. For purposes of the Fund’s 80% policy, the Fund may invest in U.S. Treasury securities directly, or indirectly via exchange-traded funds (“ETFs”) that represent interests in, or relate to, such investments. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. Assets not invested in U.S. Treasury securities may be invested in other types of investment grade fixed income instruments, repurchase agreements, registered investment companies, cash and cash equivalents.

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●	U.S. Treasury securities include bills, bonds, and notes issued by the U.S. Treasury and backed by the full faith and credit of the U.S. Government. U.S. Treasury securities may include fixed or floating rate securities.

●	Fixed income instruments include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities (“Fixed-Income Securities”).

●	Repurchase agreements are short-term (normally overnight) loans by the Fund to banks or large securities dealers. The Fund will invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.

●	Registered investment companies include mutual funds, closed-end funds, and exchange-traded funds (“ETFs”).

●	Cash and cash equivalents including high quality, highly liquid investments that typically have maturities of less than 90 days including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short term government bonds, and registered money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Portfolio maturity and quality:

Under normal circumstances, the Fund will have a maximum average portfolio duration of zero to eight years and a dollar-weighted average portfolio maturity of between zero and five years.

Use of Blockchain

To enhance the investor experience through added transparency and the ability to verify record ownership, the Fund will be “digitally enhanced,” meaning the Transfer Agent will make a “courtesy carbon copy” of the Fund’s shareholder register viewable, as a convenience and with no controlling effect, on the Avalanche blockchain. To create the courtesy carbon copy, the Transfer Agent (in conjunction with the Blockchain Administrator) will create record holder wallet addresses on the blockchain for each record holder and notate the relevant security position information next to each record holder’s wallet address on the blockchain. A wallet address will be used in lieu of the record holder’s name on the blockchain and does not contain any personal identifiable information visible to the public. Shareholders do not have the option to purchase Fund shares without their record of ownership being copied on the blockchain. The security position information of beneficial owners of the Fund’s interests both held in a brokerage account and held in street name on the Transfer Agent’s register will be aggregated and notated next to one wallet address representing the brokerage account. The broker-dealer will maintain underlying records of its clients’ ownership on its own systems.

While Avalanche is a public, permissionless blockchain, meaning it can be accessed and used by anyone with a compatible wallet address, a smart contract will be used to govern the courtesy carbon copy of the Transfer Agent register on the blockchain, so that the courtesy carbon copy can only be updated at the direction of the Transfer Agent. The Transfer Agent will establish security settings for the smart contract, which will not permit any record holder or other person to make changes to the courtesy carbon copy.

In all circumstances, and with no exceptions, the Transfer Agent has final approval rights of all changes to the courtesy carbon copy of the Transfer Agent register on the distributed ledger and will not approve any change to courtesy carbon copy of the Transfer Agent register on the distributed ledger, unless the change has been effected on the traditional and controlling Transfer Agent register first.

The recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund will not invest in any digital assets.

The Adviser believes that the Transfer Agent’s digitally enhanced recordkeeping system provides increased transparency without negatively impacting the quality of the Transfer Agent’s services. For more information regarding the Fund’s use of blockchain technology, see “Use of Blockchain” in the Fund Details section of this prospectus. More detailed information about blockchain technology and the Avalanche blockchain network, including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

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Principal Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors. The Fund’s investment adviser and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that they will provide financial support to the Fund at any time.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

U.S. Treasury Obligations Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and they may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury securities to decline.

Income Risk. Income risk is the risk that the Fund’s income will decline during periods of falling interest rates, if the Fund experiences defaults on debt securities it holds or realizes a loss upon a sale of a debt security. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. When interest rates decline, the value of portfolio securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A low or negative interest rate environment can adversely affect the Fund’s yield.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that if the seller is unable to repurchase the securities as promised, a fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to a fund and order that the securities be used to pay off the seller’s debts.

Portfolio Management Risk. Portfolio management risk is the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Call Risk. The issuer of a Fixed-Income Security may exercise its right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Non-Payment Risk. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

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Credit Risk. Credit risk is the risk that the issuers of certain Fixed-Income Securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Illiquid and Restricted Securities Risk. Fixed-Income Investments held by the Fund may become illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, any of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

Performance

Performance history (including a table showing the Fund’s average annual total returns compared to those of Bloomberg Barclays Short Treasury Total Return Value Index Unhedged) will be available for the Fund after it has been in operation for one calendar year.

Fund Management

Investment Adviser

[●] (the “Adviser”) is the Fund’s investment manager.

Portfolio Manager

[●] has managed the Fund since its inception in [2024].

Blockchain Administrator

Arca Labs, LLC (“Arca Labs” or the “Blockchain Administrator”), serves as the Fund’s blockchain administrator pursuant to a Blockchain Administration Agreement (the “Blockchain Administration Agreement”). Under the terms of the Blockchain Administration Agreement, Arca Labs is responsible for providing, or arranging for the provision of, programming, development and administrative services necessary for the on-going maintenance and administration of the courtesy copy of the Fund’s shareholder register on the blockchain.

Distributor

The Fund’s Distributor, [●], is registered with the SEC as a broker-dealer and is a member of FINRA.

Custodian, Transfer Agent and Administrator

[tZERO Transfer Services, LLC] serves as the Transfer Agent (the “Transfer Agent”) of the Fund. [●] serves as the Fund’s Custodian (the “Custodian”) and [●] serves as the Fund’s administrator (the “Administrator”).

Distributions

The Fund intends to declare income dividends from its net investment income each day that its net asset value (“NAV”) is calculated and reinvest them daily. Capital gains, if any, will be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there will be no guarantee the Fund will pay either income dividends or capital gain distributions.

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Purchase and Redemption of Fund Shares

Shares of the Fund are available for purchase only through a registered broker-dealer. You will be subject to the account opening procedures adopted by the broker-dealer, including anti-money laundering and know your customer procedures. The Fund will authorize certain broker-dealers to accept orders to buy Fund shares on its behalf. When an authorized broker-dealer receives an order in proper form, the order is considered as being placed with the Fund, and shares will be bought at the NAV next calculated after the order is received by the authorized broker-dealer. The minimum initial purchase amount is $100,000 and, accordingly, the Fund is generally available to institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The Fund may waive the investment minimum at any time in its discretion.

In order to meet the minimum investment amount, a broker-dealer may combine the value of all shares being purchased with the value of any shares that were purchased or will be purchased within six months from the initial purchase through such broker-dealer, provided the broker-dealer enters into the requisite letter of intent to meet the minimum investment amount on an aggregate basis.

Taxes

The Fund’s distributions are generally taxable to you whether or not you reinvest distributions in additional Fund shares. Income dividend distributions or short-term capital gains distributions will be taxable as ordinary income. Any distribution of net long-term capital gains will be taxable as long-term capital gains, no matter how long you have owned shares of the Fund. Your financial intermediary will send you a statement each year showing the tax status of all of your distributions. It is not anticipated that the Fund will be available to tax-deferred investors.

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Fund Details

Investment Goal

The Fund will seek to provide investors with a high level of current income, consistent with preservation of shareholders’ capital and liquidity.

Principal Investment Policies and Practices

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of U.S. Treasury securities, including repurchase agreements collateralized with U.S. Treasury securities. For purposes of the Fund’s 80% policy, the Fund may invest in U.S. Treasury securities directly, or indirectly via ETFs that represent interests in, or relate to, such investments. This policy is a non-fundamental policy, meaning that it can be changed by the Board. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. Assets not invested in U.S. Treasury securities may be invested in other types of investment grade fixed income instruments, repurchase agreements, registered investment companies, cash and cash equivalents.

●	U.S. Treasury securities include bills, bonds, and notes issued by the U.S. Treasury and backed by the full faith and credit of the U.S. Government. U.S. Treasury securities may include fixed or floating rate securities. While fixed-rate securities have a set interest rate, floating-rate securities have a variable interest rate that is closely tied to a money market index such as Treasury Bill rates. Floating rate securities provide holders with protection against rises in interest rates, but typically pay lower yields than fixed-rate securities of the same maturity.

●	Fixed income instruments include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities (“Fixed-Income Securities”). The Fund’s investments in Fixed-Income Securities are limited to investment grade securities of issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, that are determined by the Adviser to be of comparable quality.

●	Repurchase agreements are short-term (normally overnight) loans by the Fund to banks or large securities dealers. The Fund will invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.

●	Registered investment companies include mutual funds, closed-end funds, and ETFs. The acquisition of such shares is subject to the restrictions of Section 12(d)(1) of the 1940 Act. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.

●	Cash and cash equivalents including high quality, highly liquid investments that typically have maturities of less than 90 days including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, and registered money market funds that operate in accordance with Rule 2a-7 under the 1940 Act.

Portfolio maturity and quality:

Under normal circumstances, the Fund will have a maximum average portfolio duration of zero to eight years and a dollar-weighted average portfolio maturity of between zero and five years.

6

Temporary Investments

When the Adviser believes market or economic conditions are unusual or unfavorable for investors, the Adviser may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash. The Adviser may also hold cash when securities meeting the Fund’s investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund.

By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should consider carefully the following risks the Fund faces. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund, as well as generally associated with an investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to those of the Funds. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial may also materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Income Risk. Income risk is the risk that the Fund’s income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund may be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address rising inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other Fixed-Income Securities. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

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Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase such securities. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities at desirable prices. At times, a major portion of a particular security held by the Fund may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.

Portfolio Management Risk. Portfolio management risk is the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked more than a decade ago. But periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is not yet determined, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally.

Periods of market volatility may also occur in response to pandemics or other events outside of the Fund’s control, which could adversely affect the Fund’s performance. The outbreak of such pandemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally. Furthermore, the rapid development of pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and its performance.

8

Call Risk. The issuer of a Fixed-Income Security may exercise its right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Non-Payment Risk. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Credit Risk. Credit risk is the risk that the issuers of certain Fixed-Income Securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Illiquid and Restricted Securities Risk. Fixed-Income Investments held by the Fund may become illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, any of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

Other Investment Policies and Risks of Investing in the Fund

In addition to investing in U.S. Treasury securities and other Fixed-Income Securities, the Fund may make other kinds of investments to achieve its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers.

The Fund may invest a small portion of its assets in ETFs that typically provide returns similar to those of Fixed-Income Securities. The Fund may purchase ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced.

The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, Distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

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Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including a third-party investor, the Adviser or an affiliate of the Adviser, or another entity, may from time to time own a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally could result in an increase in the Fund’s expense ratio.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. To the extent certain investment strategies involve manual or additional processing, these risks will increase. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund, the Adviser and Arca Labs seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

Reliance on Adviser Risk. The Fund is dependent upon services and resources provided by the Adviser and its affiliates. The Adviser is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Adviser will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, the Adviser’s personnel could have a negative effect on the performance or the continued operation of the Fund.

Use of Blockchain

To enhance the investor experience through added transparency and the ability to verify record ownership, the Fund will be “digitally enhanced,” meaning the Transfer Agent will make a “courtesy carbon copy” of the Fund’s shareholder register viewable, as a convenience and with no controlling effect, on the Avalanche blockchain. To create the courtesy carbon copy, the Transfer Agent (in conjunction with the Blockchain Administrator) will create record holder wallet addresses on the blockchain for each record holder and notate the relevant security position information next to each record holder’s wallet address on the blockchain. A wallet address will be used in lieu of the record holder’s name on the blockchain and does not contain any personal identifiable information visible to the public. Shareholders do not have the option to purchase Fund shares without their record of ownership being copied on the blockchain. The security position information of beneficial owners of the Fund’s interests both held in a brokerage account and held in street name on the Transfer Agent’s register will be aggregated and notated next to one wallet address representing the brokerage account. The broker-dealer will maintain underlying records of its clients’ ownership on its own systems.

While Avalanche is a public, permissionless blockchain, meaning it can be accessed and used by anyone with a compatible wallet address, a smart contract will be used to govern the courtesy carbon copy of the Fund’s shareholder register on the blockchain and will only permit the courtesy carbon copy of the shareholder register to be updated at the direction of the Transfer Agent. The Transfer Agent will establish security settings for the smart contract, which will not permit any record holder or other person or entity to make changes to the courtesy carbon copy.

In all circumstances, and with no exceptions, the Transfer Agent (a) has final approval rights of all changes to the courtesy carbon copy of the Transfer Agent register on the distributed ledger and (b) will not approve any change to courtesy carbon copy of the Transfer Agent register on the distributed ledger, unless the change has been effected on the traditional and controlling Transfer Agent’s register first.

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Additionally, because the Transfer Agent will maintain the Fund’s register of its shareholders of record on a separate system, and the shareholder register maintained by the Transfer Agent is the official and controlling record of ownership for the Fund, an investor has no legal claim to Fund shares unless and until the shareholder record maintained by the Transfer Agent reflects such ownership. Similar to traditional fund recordkeeping systems, all Fund and shareholder records in the digitally enhanced system are under the full and complete control of the Fund’s Transfer Agent. The Fund and the Blockchain Administrator expect that the digitally enhanced recordkeeping system will provide increased transparency without negatively impacting the quality of the Transfer Agent’s services.

A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and append-only manner using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process by which Avalanche transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of the native digital asset (“AVAX”) into a smart contract, or computer program, stored on the network. The process of authenticating a change before it is recorded ensures that only valid and authorized updates are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions. The Fund’s Transfer Agent maintains control over the smart contract that governs the courtesy copy of the Fund’s shareholder register on the blockchain and has sole authority to correct errors or unauthorized updates to the courtesy copy. In the event such a correction is warranted, the Transfer Agent will make the correction by adding an appropriate instruction to a subsequent block on the blockchain (i.e., the prior activity on the blockchain would not be deleted, although the blockchain would be appended with the correct transactional history).

To facilitate the Fund’s use of blockchain technology, a software application, commonly referred to as a “wallet,” will be used by the Transfer Agent (in conjunction with the Blockchain Administrator) to: (a) create record holder wallet addresses on the blockchain and (b) control the process (this function can be referred to as a “key”) by which a courtesy carbon copy of the relevant security position information is notated next to each record holder’s wallet address on the blockchain, including making any changes to such courtesy carbon copy of a record holder’s security position information on the blockchain (if the position changes) following a change on the traditional and controlling Transfer Agent register.

A wallet address is a unique identifier for each record holder on the blockchain. It is used in lieu of the record holder’s name on the blockchain and does not contain any personal identifiable information visible to the public. The wallet address is notated next to the share position of such record holder on blockchain, which is a courtesy carbon copy of the share position of such record holder on the Transfer Agent register (which is the sole source-of-truth for record ownership of the Fund).

The recording of the courtesy copy of the Fund’s shareholder register on the blockchain will not affect the Fund’s investments. The Fund will not invest in any digital assets.

The courtesy copy of the Fund’s shareholder register maintained on the Avalanche blockchain by the Transfer Agent will store the complete history of record ownership from the first issuance of the Fund’s shares, and the data on the blockchain is available to the public. As a result, robust and transparent data, other than shareholder personal identifiable information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the Avalanche blockchain network. Accordingly, data regarding changes in record ownership of the Fund’s shares will be exposed to the public. The information necessary to associate a given share with the record owner of that share, however, will be maintained by the Fund’s Transfer Agent in a separate, traditional database that is not available to the public.

Blockchain networks require the payment of certain transaction fees to validate changes to the blockchain. These fees are typically paid in the native digital asset for the operation of the blockchain network. In the case of the Avalanche blockchain, the native digital asset is AVAX. Such transaction fees are intended to protect the blockchain networks from frivolous or malicious computational tasks. These transaction fees will be the responsibility of the Blockchain Administrator or its affiliates; Fund investors will not be required to purchase any AVAX and the risk that AVAX could be determined by the SEC to be a security or that it is being offered and sold as an investment contract will not be borne by the Fund or its shareholders, but rather by the Blockchain Administrator.

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Although the record of ownership included in the blockchain is a non-controlling courtesy carbon copy of the records maintained by the Transfer Agent, it will be made publicly available. The publicly available information will be pseudonymized and include a digital wallet address of each holder of record transacting in shares of the Fund, the security position information of each such holder of record and the entire history of debits and credits to the relevant security position information of each digital wallet address, but it will not include any personal identifiable information. It may, however, be possible for members of the public to determine the identity of the record holders of certain wallet addresses based on the publicly available information in the courtesy carbon copy, as well as other publicly available information, including any ownership reports required to be filed with the SEC regarding the Fund’s shares.

We believe that the shares of the Fund should be treated as any other conventional, uncertificated book-entry security. However, various regulators may disagree with this assertion and conclude that the shares of the Fund should not be treated as any other traditional investment security. For example, we believe that the shares of the Fund are not “digital asset securities” within the meaning of the Commission’s statement on Custody of Digital Asset Securities by Special Purpose Broker-Dealers (Release No. 34-90788) and the Joint Staff Statement on Broker-Dealer Custody of Digital Asset Securities and that as a result, broker-dealers will have a good control location consistent with Rule 15c3-3 of the Securities Exchange Act of 1934 (the “customer protection rule”).

However, federal securities regulatory authorities may disagree with that conclusion, and we could be required to take further steps with regulators to establish a good control location. The occurrence of any such issue or dispute could have a material adverse effect on an investor’s ability to buy or sell interests in the Fund. In addition, if regulatory authorities take the position that the Fund is a “digital asset security,” a conventional broker-dealer would not be able to custody the Fund’s shares in accordance with the customer protection rule.

Transactions involving the Fund’s shares may not be properly reflected on the blockchain.

Delays in transaction processing can occur on the blockchain network that is used by the Fund and its Transfer Agent. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur, transactions in the Fund’s shares may not be reflected in a real-time or near-real-time basis. The Fund may choose to re-evaluate the suitability of the Avalanche blockchain network for the Fund’s shares in the event of future or recurring delays.

A significant feature of the Fund is that, while the records of the Transfer Agent govern record ownership of the Fund, for all record holders on the transfer agent’s official and controlling records there is a “courtesy carbon copy” of certain Transfer Agent ownership records on the blockchain. Following the Transfer Agent’s approval of any change in record ownership, the security position information relevant to a record holder’s digital wallet address on the blockchain will be updated consistent with changes to Transfer Agent’s official books and records. To the extent that Transfer Agent’s records and the “courtesy carbon copy” get out of sync, there could be a delay while we correct any such inconsistencies, and such inconsistencies may cause investors confusion with respect to their record holdings of the Fund, which could adversely affect the liquidity for, and market value of, the Fund.

The Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale. Under these circumstances, the Adviser and the Fund’s board of trustees may take actions including, potentially, restructuring or liquidating the Fund. Additionally, any use of blockchain technology by a registered investment company or its service providers is still fairly unusual, and the Fund may choose to discontinue the use of the Transfer Agent’s digitally enhanced recordkeeping system at any time.

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More detailed information about blockchain technology and the networks used by the Fund’s Transfer Agent, including the regulatory, operational and technological risks associated with distributed ledger technology and these networks, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI. Portfolio holdings information can be viewed online at [●].

Management of the Fund

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Distributor, the Custodian, the Transfer Agent, the Administrator, and the Blockchain Administrator, who provide services to the Fund. Shareholders are not parties to, or intended (third-party) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law.

Board of Trustees and Officers

The Board is responsible for oversight of the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser and other service providers. Information regarding the Board selection process, the name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

[●], a [●], is responsible for investing the Fund’s portfolio. [●] is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act). The Adviser’s principal place of business is [●]. As of [●], the Adviser had approximately $[●] in assets under management.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the Fund’s assets consistent with the Fund’s investment strategies and objectives. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. In addition, the Adviser will supervise and provide oversight of the Fund’s other service providers. The Adviser or its affiliates will furnish to the Fund office facilities, equipment and personnel for managing the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund.

In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the [Investment Advisory Agreement] a monthly management fee computed at the annual rate of 0.05% of the Fund’s average annual net assets. [The Adviser has agreed to waive fees and/or reimburse operating expenses (excluding certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed [●]% until [●]. During the term, the fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of the termination date or to lower the waiver and expense limitation.

A discussion regarding the basis for the Board’s approval of the Fund’s [Investment Advisory Agreement] will be available in the Fund’s annual report to shareholders for the Fund’s fiscal period ending [●].

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Portfolio Manager

To be updated by amendment.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Blockchain Administrator

Arca Labs, serves as the Fund’s Blockchain Administrator subject to the terms of the Blockchain Administration Agreement. Under the terms of the Blockchain Administration Agreement, Arca Labs is responsible for providing, or arranging for the provision of, programming, development and administrative services necessary for the on-going maintenance and administration of the courtesy copy of the Fund’s shareholder register on the blockchain. The Blockchain Administrator will be paid a fee calculated at the annual rate of [●]% of the Fund’s average annual net assets, calculated and accrued daily and payable monthly in arrears.

Transfer Agent and Administrator

[tZERO Transfer Services, LLC], with principal offices at [●] serves as the Transfer Agent. [●], with principal offices at [●], serves as the Administrator.

The Transfer Agent will maintain the official shareholder register of record holders for the Fund. The Transfer Agent is primarily responsible for maintaining shareholder records that are separate from the blockchain that will contain all shareholders’ identifying information applicable to the transactions recorded on the blockchain. The Transfer Agent is also responsible for day-to-day operations, including, but not limited to, (i) performing shareholder servicing, such as sending confirmations of transactions, periodic reports and other fund documents; (ii) answering queries from financial intermediaries relating to the shares or shareholder records; and (iii) interfacing with the Fund’s Administrator and Custodian as well as other service providers to the Fund. The Transfer Agent will furnish written confirmations of all transactions with the Fund in the accounts as required by the federal securities laws and the Code.

Under the terms of a [Fund Services Agreement] between the Fund and the Administrator (the “Fund Services Agreement”), the Administrator is responsible for fund accounting support and services, including, but not limited to the following: (1) monitoring the performance of administrative and professional services rendered to the Fund by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Fund’s federal, state, and local tax returns as prepared and signed by the Fund’s independent public accountants; (8) preparing and maintaining the Fund’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Fund’s registration statement, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Fund’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Fund shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Fund expenses and pay, from Fund assets, all bills of the Fund; (16) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of the Administrator) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Fund as the Fund may, from time to time, reasonably request. Under the terms of the [Fund Services Agreement], the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

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Custodian

[●], with principal offices at [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a [Custody Agreement], the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Distributor

[●], with principal offices at [●], serves as distributor of the Fund’s shares.

Fund Expenses and Expense Limitations

The Adviser and/or Arca Labs are obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement and the Blockchain Administration Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with the Adviser.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) fees incurred under the Investment Advisory Agreement, Blockchain Administration Agreement and other services agreements; (ii) expenses for legal and independent accountants’ services, (iii) costs of printing proxies and reports to shareholders, (iv) fees and expenses of independent Trustees, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. [The expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.]

The Adviser and the Fund have entered into the [Expense Limitation Agreement], pursuant to which the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses, to the extent that the Fund’s total annualized fund operating expenses, inclusive of any fees paid pursuant to the [Blockchain Administration Agreement] and the [Fund Services Agreement], but excluding (i) any transaction fees payable by the Fund to Avalanche, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses (if any), expenses incurred in connection with any merger or reorganization and extraordinary expenses and (ii) any distribution fees, exceed [●]% of the Fund’s average daily net assets through [●] (the “Expense Cap”).]

The Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed pursuant to the [Expense Limitation Agreement] (an “Adviser Recoupment”), provided, however, that the Adviser Recoupment: (i) is payable within three (3) years after the date on which the Adviser waived its fee or reimbursed expenses, as applicable; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses during any calendar quarter to exceed the Expense Cap. For the avoidance of doubt, the Adviser Recoupment will not cause Fund expenses to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The [Expense Limitation Agreement] is terminable by either the Adviser or the Board in accordance with its terms.

Separately from the contractual expense limitation described above, the Adviser may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

Legal Proceedings

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

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Distributions and Taxes

Income and Capital Gain Distributions

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. As such, the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for each. Additionally, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

The Fund must also satisfy the following asset diversification test at the close of each quarter of each tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, in the securities of one or more QPTPs.

The Fund intends to declare income dividends from its net investment income each day that its NAV is calculated and reinvest them daily. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there will be no guarantee the Fund will pay either income dividends or capital gain distributions.

Tax Considerations

Fund distributions, which will be automatically reinvested in additional shares, are generally taxable to you as ordinary income, capital gains or some combination of both. Investment company dividends paid to you from interest earned on certain U.S. government securities may be exempt from state and local taxation, subject in some states to minimum investment or reporting requirements that must be met by the Fund.

Dividend income. Income dividends are generally subject to tax at ordinary rates. Because the Fund invests primarily in debt securities, it is expected that none of the Fund’s income dividends will be qualified dividends subject to reduced rates of taxation to individuals. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later redeem your shares.

Capital gains. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Any distribution of net long-term capital gains will be taxable as long-term capital gains, no matter how long you have owned shares of the Fund.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income and capital gains if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

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State and local taxes. Distributions of ordinary income and capital gains, if any are generally subject to state and local taxes. However, distributions of ordinary income paid to individual shareholders from interest earned by the Fund on certain U.S. Government obligations may be exempt from state and local income taxation depending on the state. Shareholders should contact their tax advisors with respect to the state and local income tax consequences of investing in the Fund, including whether Fund dividends derived from interest on U.S. government obligations held by the Fund qualify for tax free treatment.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of “Distributions and Taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

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Your Account

Buying Shares

Shares of the Fund are available for purchase only through a registered broker-dealer. You will be subject to the account opening procedures adopted by the broker-dealer, including anti-money laundering and know your customer procedures. The Fund will authorize certain broker-dealers to accept orders to buy Fund shares on its behalf. When an authorized broker-dealer receives an order in proper form, the order is considered as being placed with the Fund, and shares will be bought at the NAV next calculated after the order is received by the authorized broker-dealer. The minimum initial purchase amount is $100,000 and, accordingly, the Fund is generally available to institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The Fund may waive the investment minimum at any time in its discretion.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently, including, if applicable, periods when redemptions are suspended. If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees that the Fund or Arca Labs has incurred.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Minimum Investments

The minimum initial investment amount is $100,000; however, in certain situations, this minimum initial investment amount may be reduced or waived.

In order to meet the minimum investment amount, a broker-dealer may combine the value of all shares being purchased with the value of any shares that were purchased or will be purchased within six months from the initial purchase through such broker-dealer, provided the broker-dealer enters into the requisite letter of intent to meet the minimum investment amount on an aggregate basis.

Determination of Net Asset Value

The NAV of Fund shares is determined once each business day at 4:00 p.m., Eastern Time, on days that the New York Stock Exchange (“NYSE”) is open for trading, or in the event that the NYSE is closed, when the U.S. Government bond market and U.S. Federal Reserve Banks are open. The NYSE is closed on most national holidays and Good Friday. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., Eastern Time, if the particular disruption directly affects only the NYSE.

The Fund will sell and redeem all shares at NAV. The Fund’s NAV will fluctuate with changes in the values of the Fund’s portfolio securities. The NAV is rounded to two decimal places (e.g., $1.00). For all shares, you will pay the offering price, which is NAV next determined after the Fund receives your order to purchase.

On days when the NYSE is open, your purchase order must be received by the Transfer Agent (or by an authorized financial intermediary) by 4:00 p.m., Eastern Time, in order to receive the NAV calculated at that time on that day. On days when the NYSE is closed, but the U.S. Government bond market and U.S. Federal Reserve Banks are open, your purchase order must be received by the Transfer Agent by no later than 15 minutes after the earlier of the time the U.S. Government bond market (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) or the U.S. Federal Reserve Banks close in order to receive the NAV on that day.

If your purchase order for Fund shares is received by the Transfer Agent (or by an authorized financial intermediary) before 4:00 p.m., Eastern Time, on a business day and federal funds are received by the Custodian by wire transfer on the same business day, your purchase order becomes effective as of 4:00 p.m., Eastern Time, and the shares you purchase are entitled to dividend income earned on that day. In order to make investments that will generate income immediately, the Fund must have federal funds available to it. Therefore, you are urged to wire funds to the Custodian via the Federal Reserve Wire System as early in the day as possible.

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Anti-Money Laundering

In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund’s Anti-Money Laundering Compliance Officer oversees the Fund’s anti-money laundering policies.

Investor Services

Distributions

The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and reinvest them daily. Capital gains, if any, will be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there will be no guarantee the Fund will pay either income dividends or capital gain distributions. Distributions will be automatically reinvested in additional shares of the Fund. Shareholders automatically participate in dividend reinvestment unless and until they make an election to receive their dividends in the form of cash.

Redeeming Shares

The Fund has authorized certain intermediaries to accept orders to redeem shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund, and shares will be redeemed at the NAV next calculated after the order is received by the authorized intermediary.

Although redemptions will normally be processed on the same business day, under certain circumstances redemptions may be postponed or suspended as permitted pursuant to Section 22(e) of the 1940 Act. Generally, under that section, redemptions may be postponed or suspended if (i) the NYSE is closed for trading (other than weekends or holidays) or trading is restricted, (ii) an emergency exists which makes the dispatch of securities owned by a fund or the fair determination of the value of the fund’s net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Redeeming Recently Purchased Shares

If you redeem shares recently purchased, we may delay sending you the proceeds until your electronic funds transfer has cleared, which may take up to seven business days.

Exchanging Shares

Shares of the Fund are not eligible to exchange for shares of other affiliated funds.

Frequent Trading Policy

The Fund’s board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

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The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund’s portfolio or materially increase the Fund’s transaction costs, administrative costs or taxes. Through its Transfer Agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the Transfer Agent through monitoring or from other information regarding the shareholder’s trading activity in non-affiliated funds leads the Transfer Agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the Transfer Agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions.

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, indirectly in the Fund, in other affiliated funds, in non-affiliated mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Redeeming Shares - Investment by large shareholders” in the SAI). The Transfer Agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the Fund’s Adviser or Transfer Agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Transfer Agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders.

Account Policies

Calculating Share Price

When you buy shares, you pay the NAV per share. When you redeem shares, you receive the NAV.

The Fund calculates the NAV per share once each business day as of 4:00 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE. The Fund’s NAV per share is readily available online at [website].

All requests to buy and redeem shares are processed at the NAV next calculated after the Fund receives your request in proper form.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In other circumstances or market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

Redemptions in Kind

The Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are redeemed.

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Redemptions by Large Shareholders

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund’s expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the Adviser with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Statements, Reports and Prospectuses

You will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus electronically (prospectus available upon request). At any time, you may view current prospectuses/summary prospectuses and financial reports online at [●]. You may also print paper copies of the Fund’s financial reports and current prospectus/summary prospectus online at [●].

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

●	The Fund may restrict, reject or cancel any purchase orders.

●	Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but it may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you redeem shares recently purchased, proceeds may be delayed until your electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.

●	The Fund may modify, suspend, or terminate privileges at any time.

●	When you buy shares, it does not create a checking or other bank account relationship with the Fund or any bank.

●	The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

●	In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

●	The Fund may pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the Adviser determines it is in the best interest of the Fund, consistent with applicable law. The Adviser will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the Adviser may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report, when available, or the SAI, please call us at the number below. You also can view the current annual/semiannual report, when available, and the SAI online at [●].

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION	SUBJECT TO COMPLETION, DATED OCTOBER 4, 2024

STATEMENT OF ADDITIONAL INFORMATION

ARCA OPEN-END U.S. TREASURY FUND

Principal Executive Offices

4551 Glencoe Avenue

Marina del Rey, California 90292

888-526-1997

Ticker: TFUND

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund’s prospectus, dated [●], 2024 (the “Prospectus”), which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 888-526-1997 or by visiting the Fund’s website at [arcalabs.com]. An annual report for the Fund will be available once the Fund has completed its first annual period. Copies of the Fund’s SEC filings will be available to the public on the SEC’s Internet web site at www.sec.gov.

[●], 2024

Mutual funds, annuities, and other investment products:
●	are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
●	are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
●	are subject to investment risks, including the possible loss of principal.

i

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s Prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the Prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled “Glossary of Investments, Techniques, Strategies and Their Risks.”

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees (each member a “Trustee” and collectively, the “Board”) without the approval of shareholders.

You could lose money by investing in the Fund. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank.

For more information about the restrictions of the Investment Company Act of 1940 (“1940 Act”) on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Fund’s investment goal is to provide investors with a high level of current income, consistent with preservation of shareholders’ capital and liquidity.

The Fund’s stated fundamental policies are listed below. The Fund may not:

1.	Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

2.	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“SEC”). This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments and/or loan participations in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.	Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6.	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.	Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or certificates of deposit, bankers’ acceptances and other similar obligations of domestic banks).

8.	Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Compliance with the fundamental policies described above is generally measured at the time the Fund makes an investment. Unless otherwise required by the 1940 Act (as is the case with borrowing, as described in more detail below in “Investment Strategies, Risks and Non-Fundamental Investment Policies”), the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund’s limitations on borrowing as described herein or unless otherwise noted herein.

Investment Strategies, Risks and Non-Fundamental Investment Policies

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of U.S. Treasury securities. This policy is a non-fundamental policy, meaning that it can be changed by the Board. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy.

The Fund may not invest more than 15% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under applicable regulation.

The Fund may invest in securities that are rated by various rating agencies such as Moody’s Investors Service (Moody’s) and S&P® Global Ratings (S&P®), as well as securities that are unrated. The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Borrowing. The Fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund may borrow money only from (a) a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation). In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund complies with Rule 18f-4 under the 1940 Act. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Commodities. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which it may be excluded from the definition of the term Commodity Pool Operator (CPO) if the Fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, the Fund’s investment adviser is not subject to registration or regulation as a CPO with respect to the Fund under the CEA. The Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Cybersecurity. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Adviser and other service providers to the Fund or its shareholders (including, but not limited to, sub-advisors, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time.

Debt securities. In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds. A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper. Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures. A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes. A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund’s Adviser attempts to reduce credit and market risk through diversification of the Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Illiquid securities. Generally, an “illiquid security” or “illiquid investment” is any investment that cannot be disposed of partially or in full in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment’s fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

Investment grade debt securities. Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s Adviser. Generally, a higher rating indicates the rating agency’s opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

Other Fixed-Income Securities. The Fund also may purchase floating rate or fixed rate debt securities such as notes, bonds, asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund’s holdings in Fixed-Income Securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (“PIK bonds”). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out, as an income distribution each year, an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event that the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% (in the case of a counterparty that is a bank or broker-dealer) or 100% (if the Federal Reserve Bank of New York (FRBNY) is the counterparty) of the dollar amount paid by the Fund to the counterparty. The Adviser will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price. The Fund considers repurchase agreements with the FRBNY to be U.S. Government securities for purposes of the Fund’s investment policies.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., the FRBNY or banks or broker-dealers that the Adviser has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund’s investment restriction on illiquid securities.

Reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Such transactions may increase fluctuations in the market value of the Fund’s assets and its yield, and may be viewed as a form of leverage. SEC Rule 18f-4 regulates the use of derivatives and certain related instruments, including reverse repurchase agreements, by certain registered investment companies. The Fund intends to qualify as a “limited derivatives user,” as defined in Rule 18f-4, and accordingly the Fund is not required to establish a derivatives risk management program or to appoint a derivatives risk manager. As a limited derivatives user, the Fund will treat its holdings of reverse repurchase agreements as senior securities under Section 18 of the 1940 Act, subject to the asset coverage requirements described above under “Borrowing.” Under SEC requirements, the Fund will aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the Fund’s asset coverage ratio.

Stripped securities. Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Federal income taxes generally accrue on stripped securities each year although no cash income is received until maturity, and the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

The riskiness of an investment in stripped securities depends on the type involved. Some stripped securities are backed by the full faith and credit of the U.S. government. Others receive an implied backing by the U.S. government as a sponsor or partner in the agency or entity issuing the stripped security. A few are secured with a guarantee from the financial institution or broker or dealer through which the stripped security is held. Others are supported only by the collateral, revenue stream or third party guarantee securing the underlying debt obligation from which zero coupon bonds were stripped. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations.

Stripped government securities are issued by the U.S. federal, state and local governments and their agencies and instrumentalities, and by “mixed-ownership government corporations.” Stripped government securities vary widely in the terms, conditions and relative assurances of payment. The type of debt obligation from which the stripped government security was taken will indicate many of the risks associated with that investment. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) is a type of stripped government securities.

U.S. Treasury STRIPS are considered U.S. Treasury securities for purposes of the Fund’s investment policies and are backed by the full faith and credit of the U.S. government. Their risks are similar to those of other U.S. government securities, although their price may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system.

U.S. government securities. U.S. government securities include obligations of, or securities guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

The following is a description of the general risks associated with the Fund’s investing in debt securities:

Credit. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s or S&P to help describe the creditworthiness of the issuer.

Debt securities ratings. The Adviser performs its own independent investment analysis of securities being considered for the Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Income. Income risk is the risk that the Fund’s income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund may be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment. Debt securities, especially bonds that are subject to “calls” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund’s investments:

Liquidity. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer’s securities were more widely held. The Fund may also need to sell some of the Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

Management. The Adviser’s judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund’s portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund’s share price.

The Adviser selects investments for the Fund based on its own analysis and information as well as on external sources of information, such as information that the Adviser obtains from other sources including through conferences and discussions with third parties, and data that issuers of securities provide to the Adviser or file with government agencies. The Adviser may also use information concerning institutional positions and buying activity in a security. The Adviser is not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the Adviser relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the Adviser about an investment.

As noted in the Prospectus, the Fund’s shares will be transferable on blockchain and the Fund’s Transfer Agent will leverage blockchain technology in connection with its services. More detailed information about distributed ledger technology and the blockchain networks, including the regulatory, operational and technological risks associated with distributed ledger technology and the blockchain networks, is included in the sections below entitled “Use of Blockchain,” “Blockchain Networks,” “Blockchain Regulation,” and “Operations and Technology.” On account of these risks, the Fund may never achieve market acceptance, may not be able to attract sizable assets or achieve scale and may discontinue the use of the Transfer Agent’s digitally enhanced recordkeeping system. Under these circumstances, the Adviser and the Fund’s board of trustees may take actions including, potentially, restructuring or liquidating the Fund.

Market. The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.

The following is a description of other risks associated with distributed ledger technology:

Use of Blockchain. To enhance the investor experience through added transparency and the ability to verify record ownership, the Fund will be “digitally enhanced,” meaning the Transfer Agent will make a “courtesy carbon copy” of the Fund’s shareholder register viewable, as a convenience and with no controlling effect, on the Avalanche blockchain. To create the courtesy carbon copy, the Transfer Agent (in conjunction with the Blockchain Administrator) will create record holder wallet addresses on the blockchain for each record holder and notate the relevant security position information next to each record holder’s wallet address on the blockchain. A wallet address will be used in lieu of the record holder’s name on the blockchain and does not contain any personal identifiable information visible to the public. Shareholders do not have the option to purchase Fund shares without their record of ownership being copied on the blockchain. The security position information of beneficial owners of the Fund’s interests both held in a brokerage account and held in street name on the Transfer Agent’s register will be aggregated and notated next to one wallet address representing the brokerage account. The broker-dealer will maintain underlying records of its clients’ ownership on its own systems.

While Avalanche is a public, permissionless blockchain, meaning it can be accessed and used by anyone with a compatible wallet address, a smart contract will be used to govern the courtesy carbon copy of the Transfer Agent register on the blockchain, so that the courtesy carbon copy can only be updated at the direction of the Transfer Agent. The Transfer Agent will establish security settings for the smart contract, which will not permit any record holder or other person to make changes to the courtesy carbon copy.

In all circumstances, and with no exceptions, the Transfer Agent has final approval rights of all changes to the courtesy carbon copy of the Transfer Agent register on the distributed ledger and will not approve any change to courtesy carbon copy of the Transfer Agent register on the distributed ledger, unless the change has been effected on the traditional and controlling Transfer Agent register first.

Although the record of ownership included in the blockchain is a non-controlling courtesy carbon copy of the records maintained by the Transfer Agent, it will be made publicly available. The publicly available information will be pseudonymized and include a digital wallet address of each holder of record transacting in shares of the Fund, the security position information of each such holder of record and the entire history of debits and credits to the relevant security position information of each digital wallet address, but it will not include any personal identifiable information. It may, however, be possible for members of the public to determine the identity of the record holders of certain wallet addresses based on the publicly available information in the courtesy carbon copy, as well as other publicly available information, including any ownership reports required to be filed with the SEC regarding the Fund’s shares.

Blockchain networks require the payment of certain transaction fees to validate a transaction on the applicable network. These fees are typically paid in the native digital asset for the operation of the blockchain network. Such transaction fees are intended to protect the blockchain networks from frivolous or malicious computational tasks. These transaction fees will be the responsibility of the Blockchain Administrator or its affiliates; Fund investors will not be required to purchase any native digital asset to transact on the applicable network.

Transactions involving the Fund’s shares may not be properly reflected on the blockchain.

Delays in transaction processing can occur on a blockchain network that is used by the Fund and its Transfer Agent. Such delays could occur on account of, among other things, the inability of nodes to reach consensus on transactions. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur, transactions in the Fund’s shares may not be reflected in a real-time or near-real-time basis. The Fund may choose to re-evaluate the suitability of a particular blockchain network for the Fund’s shares in the event of future or recurring delays.

A significant feature of the Fund is that, while the records of the Transfer Agent govern record ownership of the Fund, for all record holders on the transfer agent’s official and controlling records there is a “courtesy carbon copy” of certain Transfer Agent ownership records on the blockchain. Following the Transfer Agent’s approval of any change in record ownership, the security position information relevant to a record holder’s digital wallet address on the blockchain will be updated consistent with changes to Transfer Agent’s official books and records. To the extent that Transfer Agent’s records and the “courtesy carbon copy” get out of sync, there could be a delay while we correct any such inconsistencies, and such inconsistencies may cause investors confusion with respect to their record holdings of the Fund, which could adversely affect the liquidity for, and market value of, the Fund.

Although the use of blockchain by the Transfer Agent is limited to providing a courtesy carbon copy of the Fund’s shareholder register, the Fund recognizes that there are risks associated with the use of a developing technology such as distributed ledgers, and that such risks could result in an inability of the Transfer Agent to maintain the courtesy carbon copy of the Fund’s shareholder record as currently contemplated. These include, but are not limited to:

1.	A rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	The possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain or by which the validity of a copy of such blockchain can be proven;

3.	The possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	The possibility that new technologies or services inhibit access to a blockchain; and

5.	The possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains.

Regardless of whether any of these or other risks interfere with the ability of the Transfer Agent to maintain a near real-time record of the Fund’s shareholder register, the Transfer Agent’s shareholder register maintained on a separate system is the official and controlling record of ownership for the Fund, and an investor has no legal claim to Fund shares unless and until the shareholder register maintained by the Transfer Agent reflects such ownership.

Some blockchain networks may experience what is known as a “fork” (i.e., “split”) of the network (and the blockchain), depending on the architecture and governance processes of a particular blockchain network. Because blockchain software is generally open-source, any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. A fork may occur when (i) less than a substantial majority of users consent to a proposed modification; (ii) the blockchain consensus mechanism allows for the modification to nonetheless be implemented by some users; and (iii) the modification is not compatible with the software prior to its modification. A fork would result in the existence of two (or more) versions of the blockchain network running in parallel (with similar blocks up until the instance of forking, but different blocks thereafter), but with each version’s native asset lacking interchangeability, potentially competing with each other for users and other participants. Where a fork occurs in one of the blockchain networks used by the Fund’s Transfer Agent, the Transfer Agent would determine which of the resulting blockchain networks it would use in respect of the Fund’s shares and which to discontinue.

Blockchain Networks. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The suitability of a network for the purpose of maintaining a courtesy carbon copy of the Fund’s shareholder register depends upon a variety of factors, including, but not limited to:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of the validators and the network’s consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3.	The continued participation of a number of trusted validators;

4.	The lack of collusion between trusted validators;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network;

7.	The failure of cybersecurity controls or security breaches of the network;

8.	The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11.	The price of the digital assets associated with the blockchain network;

12.	The cost of transaction fees to use the network;

13.	Intellectual property rights-based or other claims against the network’s participants;

14.	The continued adoption of the network; and

15.	The maturity of the computer software programming software development kit (“SDK”) used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect the ability of the Transfer Agent to maintain a carbon copy of the Fund’s shareholder record on the blockchain network. In the event of a failure or prolonged disruption of an approved blockchain network, the Fund may choose to transfer shareholder records from the impacted blockchain to another approved blockchain to restore service to shareholders. The Fund will provide shareholders with notice of any such change.

Although the price of the native digital assets associated with a particular blockchain network as well as the cost of transaction fees to use a particular blockchain network will likely vary from time-to-time, these costs will be the responsibility of the Blockchain Administrator or its affiliates; Fund investors will not be required to purchase any native digital asset to transact on the blockchain network, and the risk that a native token could be determined by the SEC to be a security or that it is being offered and sold as an investment contract will not be borne by the Fund or its shareholders, but rather by the Blockchain Administrator

Furthermore, blockchain(s) used by the Fund and its Transfer Agent will store the complete history of record ownership from the initial issuance of the Fund’s shares, and the data on the blockchain(s) is available to the public. As a result, robust and transparent data, other than shareholder personal identifiable information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the applicable blockchain network(s). Accordingly, data regarding changes in record ownership of the Fund’s shares will be exposed to the public. The information necessary to associate a given share with the record owner of that share, however, will be maintained by the Fund’s Transfer Agent in a separate, traditional database that is not available to the public. If there are data security breaches resulting in theft of the information necessary to link personal identity with the shares, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

Blockchain Regulation. Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions. Failure by the Fund, the Blockchain Administrator or the Transfer Agent to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund’s shareholders), including civil penalties and fines.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may adopt laws, regulations or directives that affect a blockchain network and its users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund’s service providers.

We believe that the shares of the Fund should be treated as any other conventional, uncertificated book-entry security. However, various regulators may disagree with this assertion and conclude that the shares of the Fund should not be treated as any other traditional investment security. For example, we believe that the shares of the Fund are not “digital asset securities” within the meaning of the Commission’s statement on Custody of Digital Asset Securities by Special Purpose Broker-Dealers (Release No. 34-90788) and the Joint Staff Statement on Broker-Dealer Custody of Digital Asset Securities and that as a result, broker-dealers will have a good control location consistent with Rule 15c3-3 of the Securities Exchange Act of 1934 (the “customer protection rule”).

However, federal securities regulatory authorities may disagree with that conclusion, and we could be required to take further steps with regulators to establish a good control location. The occurrence of any such issue or dispute could have a material adverse effect on an investor’s ability to buy or sell interests in the Fund. In addition, if regulatory authorities take the position that the Fund is a “digital asset security,” a conventional broker-dealer would not be able to custody the Fund’s shares in accordance with the customer protection rule.

Operations and Technology. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems, such as blockchain networks, to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, the Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose the Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Fund’s Chief Compliance Officer, does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund’s website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund’s Chief Compliance Officer (or their designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, subject to the limited exceptions noted below, a complete list of the Fund’s portfolio holdings is generally released no sooner than 15 calendar days after the end of each calendar month but may be released earlier provided the release is made available to the general public. Other portfolio holdings information, such as top 10 holdings, commentaries and other materials that may reference specific holdings information of the Fund as of the most recent month end are generally released five days after the end of each month but may be released earlier or later as deemed appropriate by the portfolio manager of the applicable Fund. Released portfolio holdings information can be viewed online at [●].

Exceptions to the portfolio holdings release policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the Fund’s Chief Compliance Officer or their designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund and Adviser; certain entities, in response to any regulatory requirements, approved by the Adviser’s Chief Compliance Officer in limited circumstances; and transition managers hired by Fund shareholders. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

●	[●], all of whom may receive portfolio holdings information 15 days after the quarter end.

●	Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: [Custodian Bank: [●]; Administrator: [●]; Independent Registered Public Accounting Firm: [●]; Outside Fund Legal Counsel: Morrison & Foerster LLP; Independent Trustees’ Counsel: [●]; Proxy Voting Services: [●]; Brokerage Analytical Services: [●]; Financial Printers: [●].]

Eligible third parties that do not otherwise have a duty of confidentiality or have not acknowledged such a duty are required to (a) execute a non-disclosure agreement that includes the following provisions or (b) otherwise acknowledge and represent adherence to substantially similar provisions. Non-disclosure agreements include the following provisions:

●	The recipient agrees to keep confidential until such information either is released to the public or the release is otherwise approved by the Chief Compliance Officer.

●	The recipient agrees not to trade on the non-public information received.

●	The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Adviser.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

An affiliate of the Adviser serves as investment advisers to privately placed funds that are exempt from registration. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or their designee. Under such circumstances the release of portfolio holdings information to a client or potential client or unitholder of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor therein is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees that it is subject to a duty of confidentiality; (2) agrees to not disseminate such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in such fund), and (3) agrees not to trade on the non-public information received.

The Fund’s portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Board, and any other material amendments shall also be reviewed and approved by the Board. The Adviser’s compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review. The Adviser’s compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Trustees and Officers

The Board has overall responsibility for the oversight of the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which will be filed with the SEC and will be available upon request.

The Board consists of [●] individuals, [●] of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Distributor (“Independent Trustees”). The Independent Trustees are represented by counsel meeting the independence requirements of Rule 0-1(a)(6) under the 1940 Act. Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months (“Interested Trustees”). Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications and Selection Process

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Fund seeks trustees who are experienced in financial services, including, but not limited to, accounting, auditing, treasury management, financial operations, private equity, venture capital, investment management and legal, and who have had senior-level experience at financial services organizations or in a finance-related department of a non-financial organization. The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes each highly qualified.

The Board is responsible for the oversight of the management of the Fund, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o [●]. Additional information about the Trustees and officers of the Fund is provided in the table below.

Independent Trustees

To be updated by amendment.

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years

Interested Trustees

To be updated by amendment.

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years

Officers

To be updated by amendment.

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years

*	The term “Fund Complex” refers to the Arca Open-End U.S. Treasury Fund and the Arca U.S. Treasury Fund.

The Fund’s SAI includes additional information about certain of the Trustees and is available free of charge, upon request, by calling toll-free at [1-800-445-3148] or by visiting [arcalabs.com].

Additional Information about the Trustees

To be updated by amendment.

Board Leadership Structure

To be updated by amendment.

Board Oversight of Risk Management

To be updated by amendment.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the Fund Complex as of [●].

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Fund Complex
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]

Compensation

The executive officers of the Fund and Interested Trustees receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $[●], with the chair of the Audit Committee to receive an additional $[●], payable in quarterly installments. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on committees or for attending Board or Audit Committee meetings. The Trustees do not have any pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Fund and the Fund Complex during the fiscal year ended [●].

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]

Management’s Blockchain Experience

The members of management of the Adviser have experience in digital securities and blockchain since as early as 2015.

[Proxy Voting Policies and Procedures

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as [Appendix A] to this SAI. Copies of the Fund’s proxy voting record will be available (i) without charge, upon request, by calling [1- 888-526-1997] and (ii) on the SEC’s web site (www.sec.gov). The proxy voting records will be updated each year by [August 31] to reflect the most recent 12-month period ended [June 30].]

Management and Other Services

The Investment Adviser

[●], a Delaware limited liability company, is responsible for investing the Fund’s portfolio. [●] is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser’s principal place of business is [●]. The Adviser’s senior management team has experience across a variety of investment strategies, including high-yield fixed income assets, distressed debt, derivatives, and cryptocurrency and digital assets. Collectively, the Adviser and its affiliates manage approximately [$●] million in assets as of [●].

Pursuant to the [Investment Advisory Agreement] with the Fund, the Adviser will be entitled to receive a management fee calculated at the annual rate of [0.05]% of the Fund’s average annual net assets. The management fee will be calculated and accrued daily and is payable monthly in arrears. [The Adviser has agreed to waive fees and/or reimburse operating expenses (excluding certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed [●]% until [DATE]. During the term, the fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the Board except to add series or classes, to reflect the extension of the termination date or to lower the waiver and expense limitation.]

A discussion regarding the basis for the Board’s approval of the Fund’s [Investment Advisory Agreement] will be available in the Fund’s annual report to shareholders once the Fund has completed its first annual period.

Blockchain Administrator

Arca Labs, LLC (“Arca Labs”), an affiliate of the Adviser, serves as the Fund’s blockchain administrator under the terms of a Blockchain Administration and Development Agreement (the “Blockchain Administration Agreement”). Under the terms of such agreement, Arca Labs is paid a fee calculated at the annual rate of [●]% of the Fund’s average annual net assets. The fee is calculated and accrued daily and payable monthly in arrears.

Transfer Agent and Administrator

[●] with principal offices at [●] serves as the Transfer Agent. [●], serves as the Administrator.

The Transfer Agent is the official record holder of all the Fund’s transactions. The Transfer Agent is primarily responsible for maintaining shareholder records that are separate from the blockchain that will contain all shareholders’ identifying information applicable to the transactions recorded on the blockchain. The Transfer Agent is also responsible for day-to-day operations, including, but not limited to, (i) performing shareholder servicing, such as sending confirmations of transactions, periodic reports and other fund documents; (ii) answering queries from financial intermediaries relating to the shares or shareholder records; and (iii) interfacing with the Fund’s Administrator and Custodian as well as other service providers to the Fund. The Transfer Agent will furnish written confirmations of all transactions with the Fund in the accounts as required by the federal securities laws and the Code.

Under the terms of a [Fund Services Agreement] between the Fund and the Administrator (the “Fund Services Agreement”), the Administrator is responsible for fund accounting support and services, including, but not limited to the following: (1) monitoring the performance of administrative and professional services rendered to the Fund by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Fund’s federal, state, and local tax returns as prepared and signed by the Fund’s independent public accountants; (8) preparing and maintaining the Fund’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Fund’s registration statement, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Fund’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Fund shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Fund expenses and pay, from Fund assets, all bills of the Fund; (16) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of the Administrator) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Fund as the Fund may, from time to time, reasonably request. Under the terms of the [Fund Services Agreement], the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

Custodian

[●], with principal offices at [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a [Custody Agreement], the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses and Expense Limitations

The Adviser and/or Arca Labs are obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement and the Blockchain Administration Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with the Adviser.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) fees incurred under the Investment Advisory Agreement, Blockchain Administration Agreement and other services agreements; (ii) [expenses for legal and independent accountants’ services, (iii) costs of printing proxies and reports to shareholders, (iv) fees and expenses of independent Trustees, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.] [The expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.]

[The Adviser and the Fund have entered into the [Expense Limitation Agreement], pursuant to which the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses, to the extent that the Fund’s total annualized fund operating expenses, inclusive of any fees paid pursuant to the [Blockchain Administration Agreement] and the [Fund Services Agreement], but excluding (i) any transaction fees payable by the Fund to Avalanche, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses (if any), expenses incurred in connection with any merger or reorganization and extraordinary expenses and (ii) any distribution fees, exceed [●]% of the Fund’s average daily net assets through [●] (the “Expense Cap”).]

The Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed pursuant to the [Expense Limitation Agreement] (an “Adviser Recoupment”), provided, however, that the Adviser Recoupment: (i) is payable within three (3) years after the date on which the Adviser waived its fee or reimbursed expenses, as applicable; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses during any calendar quarter to exceed the Expense Cap. For the avoidance of doubt, the Adviser Recoupment will not cause Fund expenses to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The [Expense Limitation Agreement] is terminable by either the Adviser or the Board in accordance with its terms.

Separately from the contractual expense limitation described above, the Adviser may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

Portfolio Manager

To be updated by amendment.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the Adviser receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Adviser to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the Adviser’s research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the Adviser and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s Prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”). Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Distributions. The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and reinvest them [monthly]. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Distributions of net investment income. The Fund earns taxable income from many sources, including interest on U.S. government securities, repurchase agreements, and ordinary income from the sale of market discount bonds. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. The Fund does not pay “interest” to you. Any income dividends the Fund pays from this income will be taxable to you as ordinary income.

Distributions of capital gains. The Fund may realize short-term capital gains and losses in connection with sales of its portfolio securities. Distributions of the Fund’s net short-term capital gains (if any) will be taxable to you as ordinary income.

Returns of capital. If the Fund’s distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Information on the amount and tax character of distributions. The Fund will inform you of the amount of your income dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement. The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement. The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years. Because the Fund is a money fund, it does not anticipate realizing any long-term capital losses.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

●	98% of its taxable ordinary income earned during the calendar year;

●	98.2% of its capital gain net income earned during the 12-month period ending October 31; and

●	100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A “qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property) and foreign currency losses and gains. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the “qualified late-year loss” and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Redemption of Fund shares. Redemption of Fund shares will not generally result in a taxable capital gain or loss for federal or state income tax purposes.

Tax certification and backup withholding. Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 24%, and state backup withholding may also apply, on a portion of your taxable distributions unless you:

●	provide your correct Social Security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Qualified dividends and the corporate dividends-received deduction. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction.

Interest income pass through. Final Treasury regulations issued in January 2021 allows the Fund to pass-through its net business interest income (generally the Fund’s interest income less applicable expenses and deductions) as a “Section 163(j) interest dividend” to shareholders, provided certain conditions are met. This can potentially increase the amount of a shareholder’s interest expense deductible under Code section 163(j) as amended by the TCJA. Each year the Fund intends to report to shareholders the portion of the income dividends paid by the Fund that are eligible for treatment as interest income.

U.S. government securities. The income earned on certain U.S. government obligations is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these obligations, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Distributions of ordinary income paid by the Fund to individual shareholders from interest earned on U.S. Government obligations may be exempt from state and local income taxation depending on the state. Shareholders should contact their tax advisors with respect to the state and local income tax consequences of investing in the Fund, including whether Fund dividends derived from interest on U.S. government obligations held by the Fund qualify for tax free treatment.

Investment in complex securities. The Fund may invest in securities issued or purchased at a discount that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to the Fund by the Fund, and, in turn, by the Fund to you.

State income taxes. Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by the TCJA, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid by the Fund will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income for state income tax purposes may differ from that for federal income tax purposes. Shareholders are solely responsible for determining the amount and character of income to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income. Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization and Voting Rights

The Fund is a diversified, open-end management investment company, commonly called a mutual fund.

The Trust was organized as a Delaware statutory trust on [●], and is registered with the SEC.

The Fund currently offers one class of shares. The Fund may offer additional classes of shares in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval.

Buying and Redeeming Shares

You may buy or redeem Fund shares only through a financial intermediary, such as a registered broker-dealer. You will be subject to the account opening procedures adopted by the financial intermediary, including anti-money laundering and know your customer procedures. The Fund has authorized certain intermediaries to accept orders to buy Fund shares on its behalf. When an authorized intermediary receives an order in proper form, the order is considered as being placed with the Fund, and all shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. The minimum initial purchase amount is $100,000.

The Fund is intended for sale to residents of the U.S., and, with very limited exceptions, is not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this Prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered funds.

All electronic funds transfers (ACH) used to buy or redeem shares of the Fund must be denominated in U.S. dollars and drawn on a U.S. bank. We may, in our sole discretion, either (a) reject any order to buy or redeem shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

Investment by large shareholders. Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as institutional investors (including those trading by use of non-discretionary mathematical formulas) purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject trading activity in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus.

No exchange privilege. Shares of the Fund may not be exchanged for shares of any other fund.

Redemptions in kind. The Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund’s net assets and you may incur brokerage fees in converting the securities to cash.

Share certificates. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the Fund’s Transfer Agent.

General information. In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Redemption proceeds shall be sent to you by electronic funds transfer (ACH). Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by ACH is not processed as described in the Prospectus.

Your financial intermediary may charge you separate fees, negotiated directly with you, for providing services in connection with your account. Fees for such services will not increase the Fund’s expenses.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its Transfer Agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to redeem your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to redeem your shares and remit the proceeds to the U.S. or state government as directed.

As long as we or our agents follow reasonable security procedures and act on instructions we or our agents reasonably believe are genuine, we and our agents will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online, as appropriate). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

The Adviser may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

Pricing Shares

The NAV of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The Fund’s shares are offered by the Fund to investors at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares, and the Fund will sell and redeem all shares at NAV.

The following valuation methods will be used to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith by the Adviser as the valuation designee pursuant to policies and procedures approved by the Board:

●	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser will utilize pricing quotations from principal market makers, to the extent they are available. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s portfolio positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources, or otherwise in accordance with fair value policies and procedures established by the Fund’s Board.

●	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

When determining the fair value of an asset, the Adviser will seek to determine the price that it might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Since the Fund’s portfolio will consist primarily of U.S. Treasury securities, the likelihood that the Fund will own securities subject to fair valuation is remote.

The Distributor

[●], serves as the principal underwriter (the “Distributor”) for the Fund. The Distributor is registered with the SEC as a broker-dealer and is a member of FINRA. Pursuant to a distribution agreement with the Fund, the Distributor is entitled to receive a distribution fee for its services. The Distributor has its principal business offices at [●].

Independent Registered Public Accounting Firm

[●] has been appointed the independent registered public accounting firm for the Fund. [●] is located at [●].

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return, current yield and effective yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return. Average annual total return is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The following SEC formula is used to calculate these figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Current yield. Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7.

Effective yield. The Fund’s effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding.

The following SEC formula is used to calculate these figures:

Effective yield = [(Base period return + 1)365/7] - 1

Other performance quotations. The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Adviser.

Description of Ratings

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short- term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations[1] addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.[2] Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.[3] Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.[4] [5] Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.[6]

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.[7] The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

[1]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[2]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[3]	Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.
[4]	For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
[5]	Debts held on the balance sheets of official sector institutions - which include supranational institutions, central banks and certain government-owned or controlled banks - may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.
[6]	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.
[7]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1-Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2-Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3-Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligations resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections.

VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA-An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA-An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC-An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC-An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C-An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D-An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D-A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3-Speculative capacity to pay principal and interest.

D-“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1 An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (IDRs) (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and includes the effect of expected recoveries on the credit risk should a default occur. If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

●	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

●	The formal announcement by the issuer or their agent of a distressed debt exchange;

●	A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

●	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

●	The selective payment default on a specific class or currency of debt;

●	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

●	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors - transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR.

Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX A

To be updated by amendment.

A-1

ARCA OPEN-END U.S. TREASURY FUND
PART C – OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Certificate of Trust, dated July 17, 2024, is incorporated by reference to Exhibit (a)(1) of the Trust’s initial Registration Statement on Form N-1A, as filed on July 24, 2024.

	(2)	Agreement and Declaration of Trust, dated July 17, 2024, is incorporated by reference to Exhibit (a)(2) of the Trust’s initial Registration Statement of Form N-1A, as filed on July 24, 2024.

(b)		By-Laws[*]

(c)		Instruments Defining Rights of Security Holders

	(1)	Part B, Statement of Additional Information – Item 22

(d)		Investment Advisory Agreement between the Registrant and Arca Capital Management, LLC*

(e)		Distribution Agreement between Registrant and [Distributor]*

(f)		Not applicable

(g)		Custody Agreement between the Registrant and [Custodian]*

(h)	(1)	Transfer Agent Agreement between Registrant and [Transfer Agent]*

	(2)	Fund Services Agreement between Registrant and [Administrator]*

	(3)	Expense Limitation Agreement between the Registrant and Arca Capital Management, LLC*

	(4)	Blockchain Administration and Development Agreement between the Registrant and Arca Labs LLC*

(i)	(1)	Opinion and Consent of [●]*

	(2)	Consent of Morrison & Foerster LLP*

(j)		Consent of Independent Registered Public Accounting Firm*

(k)		Not applicable

(l)		Not applicable

(m)		Distribution and Shareholder Services Plan pursuant to Rule 12b-1*

(n)		Not applicable

(o)		Reserved.

(p)	(1)	Code of Ethics of the Registrant*

	(2)	Code of Ethics of the Adviser*

(q)		Powers of Attorney*

[*]	To be filed by pre-effective amendment.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 30.	Indemnification

To be completed by amendment.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC and is incorporated herein by reference.

Item 32.	Principal Underwriters

To be completed by amendment.

Item 33.	Location of Accounts and Records

The Registrant’s accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are located at its offices, 4551 Glencoe Avenue, Marina del Rey, California 90292, and at the offices of the following:

1.	The Custodian, with principal offices at [●];

2.	The Administrator, with principal offices at [●]; and

3.	The Transfer Agent, with principal offices at [●].

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

[The Trust hereby undertakes, as a condition to the effectiveness of the registration of its securities under the Securities Act of 1933 and pursuant to Section 14(a)(3) of the 1940 Act, that it will not accept subscriptions from more than 25 persons unless and until it has filed an amendment to the Registration Statement with certified financial statements showing the initial capital received.]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marina del Rey, and the State of California, on the 4th day of October, 2024.

ARCA OPEN-END FUND TRUST

By:	/s/ Philip Liu
Philip Liu
Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Philip Liu	Principal Executive Officer, Treasurer (Principal	October 4, 2024
Philip Liu	Financial and Accounting Officer), and Trustee

EXHIBIT INDEX

Exhibit No.	Description